Vertex Energy, Inc. 8-K

Exhibit 99.1

VERTEX ENERGY SHAREHOLDERS VOTE STRONGLY

IN FAVOR OF ASSET DIVESTITURE TO SAFETY-KLEEN SYSTEMS

HOUSTON, TX., September 29, 2021 -- Vertex Energy, Inc. (NASDAQ: VTNR, “Vertex Energy”, “Vertex” or the “Company”), a leading specialty refiner and marketer of high-quality refined products, today announced that, based on a vote tally from the special meeting of shareholders held earlier yesterday, September 28, 2021, Vertex shareholders approved the proposed sale of its portfolio of used motor oil collection and recycling assets to Safety-Kleen Systems, Inc. ("Safety-Kleen"), a subsidiary of Clean Harbors, Inc. The transaction is expected to close on the original terms and remains subject to regulatory approval from the U.S. Federal Trade Commission, together with customary closing conditions.

Approximately 99.9% of voting Vertex shareholders cast their votes in favor of the asset divestiture, representing approximately 56.8% of Vertex’s outstanding common stock as of the record date for the special shareholder meeting. The Company plans to file the results of the special meeting, as tabulated by an independent inspector of election, in a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) today.

“Today’s shareholder vote reflects overwhelming support for our value creation strategy,” said Benjamin P. Cowart, President and CEO of Vertex, who continued, “We appreciate the trust of our shareholders, customers and partners, together with our dedicated employees who remain committed to driving profitable growth during this next phase of our evolution.”

ABOUT VERTEX ENERGY

Houston-based Vertex Energy, Inc. (NASDAQ: VTNR) is a specialty refiner of alternative feedstocks and marketer of high-quality refined products. Vertex is one of the largest processors of used motor oil in the U.S., with operations located in Houston and Port Arthur (TX), Marrero (LA) and Heartland (OH). Vertex also co-owns a facility, Myrtle Grove, located on a 41-acre industrial complex along the Gulf Coast in Belle Chasse, LA, with existing hydro-processing and plant infrastructure assets, that include nine million gallons of storage. The Company has built a reputation as a key supplier of Group II+ and Group III Base Oils to the lubricant manufacturing industry throughout North America.

FORWARD-LOOKING STATEMENTS

Certain of the matters discussed in this communication which are not statements of historical fact constitute forward-looking statements that involve a number of risks and uncertainties and are made pursuant to the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995. Words such as “strategy,” “expects,” “continues,” “plans,” “anticipates,” “believes,” “would,” “will,” “estimates,” “intends,” “projects,” “goals,” “targets” and other words of similar meaning are intended to identify forward-looking statements but are not the exclusive means of identifying these statements.

Important factors that may cause actual results and outcomes to differ materially from those contained in such forward-looking statements include, without limitation, the ability of Vertex to close the sale agreement with Safety-Kleen (the “sale agreement”) on the terms set forth in, and pursuant to the required timing set forth in, the sale agreement, if at all; the occurrence of any event, change or other circumstances that could give rise to the right of one or all of Safety-Kleen or the Company (collectively, the “Sale Agreement Parties”) to terminate the sale agreement; the effect of such termination, including breakup and other fees potentially payable in connection therewith; the outcome of any legal proceedings that may be instituted against Sale Agreement Parties or their respective directors or officers; the ability to obtain regulatory and other approvals and meet other closing conditions to the sale agreement on a timely basis or at all, including the risk that regulatory and other approvals required for the sale agreement are not obtained on a timely basis or at all, or are obtained subject to conditions that are not anticipated or the expected benefits of the transaction; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the sale agreement; the ability of the Company to retain and hire key personnel; the diversion of management’s attention from ongoing business operations; uncertainty as to the long-term value of the common stock of the Company following the closing of the sale agreement; the business, economic and political conditions in the markets in which Sale Agreement Parties operate; risks associated with the ability of Vertex to complete current plans for expansion and growth of the new operations and other conditions to the completion of the transaction; outstanding credit facilities, including amounts owed, restrictive covenants, security interests thereon and the Company’s ability to repay such facilities and amounts due thereon when due; the level of competition in our industry and our ability to compete; our ability to respond to changes in our industry; the loss of key personnel or failure to attract, integrate and retain additional personnel; our ability to protect our intellectual property and not infringe on others’ intellectual property; our ability to scale our business; our ability to maintain supplier relationships and obtain adequate supplies of feedstocks; our ability to obtain and retain customers; our ability to produce our products at competitive rates; our ability to execute our business strategy in a very competitive environment; trends in, and the market for, the price of oil and gas and alternative energy sources; our ability to maintain our relationships with KMTEX and Bunker One (USA), Inc.; the impact of competitive services and products; our ability to integrate acquisitions; our ability to complete future acquisitions; our ability to maintain insurance; the outcome of pending and potential future litigation, judgments and settlements; rules and regulations making our operations more costly or restrictive, including IMO 2020; changes in environmental and other laws and regulations and risks associated with such laws and regulations; economic downturns both in the United States and globally; risk of increased regulation of our operations and products; negative publicity and public opposition to our operations; disruptions in the infrastructure that we and our partners rely on; an inability to identify attractive acquisition opportunities and successfully negotiate acquisition terms; our ability to effectively integrate acquired assets, companies, employees or businesses; liabilities associated with acquired companies, assets or businesses; interruptions at our facilities; unexpected changes in our anticipated capital expenditures resulting from unforeseen required maintenance, repairs, or upgrades; our ability to acquire and construct new facilities; certain events of default which have occurred under our debt facilities and previously been waived; prohibitions on borrowing and other covenants of our debt facilities; our ability to effectively manage our growth; decreases in global demand for, and the price of, oil, due to COVID-19, state, federal and foreign responses thereto; our ability to acquire sufficient amounts of used oil feedstock through our collection routes, to produce finished products, and in the absence of such internally collected feedstocks, our ability to acquire third-party feedstocks on commercially reasonable terms; risks associated with COVID-19, the global efforts to stop the spread of COVID-19, potential downturns in the U.S. and global economies due to COVID-19 and the efforts to stop the spread of the virus, and COVID-19 in general; the lack of capital available on acceptable terms to finance our continued growth; risks associated with the Company’s ability to complete the proposed purchase transaction of the Mobile refinery, as previously disclosed on anticipated terms and timing, if at all, including obtaining regulatory approvals, unforeseen liabilities, future capital expenditures, the ability to recognize synergies, and the ability of Vertex to complete current plans for expansion and growth of the new operations and other conditions to the completion of pending transactions; the expected benefits, output, financial metrics and production of proposed transactions; Vertex’s ability to satisfy closing conditions associated with the previously disclosed acquisition; our ability to raise sufficient capital to complete the acquisition and planned capital projects and the terms of such funding; the occurrence of any event, change or other circumstances that could give rise to the parties failing to complete the acquisition transaction on the terms disclosed, if at all, the right of one or both of Vertex or the counterparty to the acquisition agreement to terminate the acquisition agreement and the result of such termination, including a termination fee of $10 million payable by Vertex under certain conditions; the outcome of any legal proceedings that may be instituted against any parties or their respective directors in connection with such planned acquisition transaction; the ability to obtain regulatory approvals and other consents, and meet other closing conditions to the acquisition on a timely basis or at all, including the risk that regulatory approvals or other consents required for the acquisition are not obtained on a timely basis or at all, or which are obtained subject to conditions that are not anticipated or that could adversely affect Vertex’s acquisition or the expected benefits of the transaction; difficulties and delays in integrating the acquired assets businesses; and the Company’s plans for financing the acquisition and planned projects; and other risk factors included from time to time in documents Vertex Energy files with the Securities and Exchange Commission, including, but not limited to, its Form 10-Ks, Form 10-Qs and Form 8-Ks. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on Vertex Energy’s future results.

Other important factors that may cause actual results and outcomes to differ materially from those contained in the forward-looking statements included in this communication are described in the Company’s publicly filed reports, including, but not limited to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2021. These reports are available at www.sec.gov.

The Company cautions that the foregoing list of important factors is not complete, and does not undertake to update any forward-looking statements except as required by applicable law. All subsequent written and oral forward-looking statements attributable to the Company or any person acting on behalf of any Sale Agreement Parties are expressly qualified in their entirety by the cautionary statements referenced above. Other unknown or unpredictable factors also could have material adverse effects on Vertex’s future results. The forward-looking statements included in this press release are made only as of the date hereof. Vertex cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Vertex undertakes no obligation to update these statements after the date of this release, except as required by law, and takes no obligation to update or correct information prepared by third parties that are not paid for by Vertex. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

CONTACT

Investor Relations

720.778.2415

IR@vertexenergy.com